SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): August 23, 1996


                      American Gaming & Entertainment, Ltd.
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               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
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                         (State or Other Jurisdiction of
                         Incorporation or Organization)


               0-19049                                74-2504501
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            (Commission                              (IRS Employer
            File Number)                           Identification No.)


     Bayport One, Yacht Club Drive, Suite 300, West Atlantic City, NJ 08232
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code:  (609) 272-9099


                                 Not Applicable
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   (Former Name, Address and Former Fiscal Year, if Changed Since Last Report)



                                     1 of 79
                                Exhibit Index - 4


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                                       2


American Gaming & Entertainment, Ltd.
SEC Form 8-K

Item 5.  Other Events


1) Effective August 23, 1996, the Registrant transferred to NBD Bank, N.A., as trustee, ("NBD") the Registrant's 24.5% equity interest (the "Interest") in RSR, LLC ("RSR"), representing the equivalent of a 4.9% equity interest in a riverboat gaming entertainment complex in the City of Rising Sun, Indiana on the Ohio River (the "Rising Sun Project"). Additionally, the Registrant has granted a irrevocable proxy to the other members of RSR (collectively, the "Remaining Members") to vote the Interest in the same manner and proportion as the Remaining Members vote on any matter, provided, however, that such proxy may not be exercised to vote in favor of any action that could reasonably be viewed as decreasing or otherwise adversely affecting the value of the Interest or the ability to sell or otherwise transfer the Interest. Prior to August 23, 1998, the Registrant may instruct NBD to sell any portion of the Interest, for the benefit of the Registrant, to a third party approved by the Indiana Gaming Commission ("IGC"), subject to rights of first refusal held by RSR, the Remaining Members and Indiana RBG, L.P. ("RBG"), the partner of RSR in the Rising Sun Project. Any portion of the Interest which is not transferred prior to August 23, 1998 shall be purchased from NBD, for the benefit of the Registrant, by either the Remaining Members or RSR at an average appraised fair market value. As a result of the Registrant, RSR, the Remaining Members and RBG advising the staff of the IGC of their intention to enter into the foregoing arrangements, no determination on the Registrant's suitability for licensure was made at the meetings of the IGC held on August 19 and 20, 1996 and the Registrant does not believe that the IGC has any present intention of making a determination on the Registrant's suitability for licensure.

Effective September 12, 1996, J. Douglas Wellington, the Registrant's President and Chief Operating Officer, was elected as Chief Executive Officer. Also, Paul
L. Patrizio of Rick, Steiner & Tannenbaum, P.C. and a member of the Board of Directors of the Registrant, was appointed Chairman of the Board of the Registrant.



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                                       3


Item 7.  Financial Statements and Exhibits

(a)      Exhibits


Exhibit Number                Description
--------------                -----------

10.71                         Employment Agreement dated September 12, 1996 between the Registrant and J.
                              Douglas Wellington

10.72                         Irrevocable Proxy and Consent Agreement dated as of August 23, 1996 by and between Paul L. Partridge, Patrick F. Daly, James A. Everatt, Charles E.
                              Reisert, Jr., Eric C. Jackson, the Registrant and RSR, LLC

                              Exhibit A            Amended and Restated Operating Agreement of Rising Sun
                                                   Riverboat Casino & Resort, LLC, dated January 5, 1996

                              Exhibit B            Amended and Restated Operating Agreement of RSR, LLC,
                                                   dated February 26, 1996

                              Exhibit C            Trust Agreement, dated as of August 23, 1996 (see
                                                   Exhibit 10.73)

10.73                         Trust Agreement dated as of August 23, 1996 by and between the Registrant and NBD Bank, N.A.

                              Exhibit A            Irrevocable Proxy and Consent Agreement (See Exhibit
                                                   10.72)

                              Exhibit B            Schedule



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      American Gaming & Entertainment, Ltd.
                      -------------------------------------
                                  (Registrant)

DATE:  September 26, 1996


                       By:  /s/ J. Douglas Wellington
                            ---------------------------------------------------
                            J. DOUGLAS WELLINGTON
                            President and Chief Executive Officer and Principal Accounting Officer


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                                       4


                                  EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------

10.71               Employment Agreement dated September 12, 1996 between the
                    Registrant and J. Douglas Wellington (filed herewith)

10.72               Irrevocable Proxy and Consent Agreement dated as of
                    August 23, 1996 by and between Paul L. Partridge, Patrick
                    F. Daly, James A. Everatt, Charles E. Reisert, Jr., Eric
                    C. Jackson, the Registrant and RSR, LLC (filed herewith)

10.73 Trust Agreement dated as of August 23, 1996 by and between the Registrant and NBD Bank, N.A. (filed herewith)
